UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 19, 1999


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



           Illinois                                    36-3873352
--------------------------------            ------------------------------------
(State or other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation)



                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

On October 19, 1999, Wintrust Financial Corporation ("Company") announced earnings for the third quarter ended September 30, 1999. The Company's press release related to this announcement is attached hereto as an Exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit

Exhibit 99 - Press Release dated October 19, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  October 28, 1999                             /s/ David A. Dykstra
                                                    --------------------
                                                    Executive Vice President
                                                    & Chief Financial Officer



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